UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                  April 4, 2002



                             TRIZEC PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)





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

            Delaware                                    001-16765                                33-0387846
---------------------------------------    -------------------------------------    --------------------------------------
 (State or other jurisdiction of                 (Commission File Number)           (I.R.S. Employer Identification No.)
 incorporation or organization)

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    1114 Avenue of the Americas, 31st Floor
              New York, NY                                   10036
------------------------------------------------    --------------------
    (Address of principal executive offices)              (Zip Code)


                                  212-382-9300
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              (Registrant's telephone number, including area code)




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Item 5. Other Events

     As described in our registration statement on Form 10 filed under the Securities Exchange Act of 1934, as amended, our parent company, TrizecHahn Corporation, is undertaking a corporate reorganization, as a result of which we expect to become a publicly traded REIT and to own all of the U.S. assets that TrizecHahn Corporation and its subsidiaries currently own. In furtherance of this corporate reorganization, we entered into an arrangement agreement dated as of March 8, 2002 with TrizecHahn Corporation, Trizec Canada Inc. and 4007069 Canada Inc., a copy of which is attached hereto as Exhibit 2.1. The purpose of this current report on Form 8-K is to file publicly the arrangement agreement with the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit No.

               2.1 Arrangement Agreement dated as of March 8, 2002 by and among TrizecHahn Corporation, Trizec Canada Inc., 4007069 Canada Inc. and Trizec Properties, Inc.



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

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              TRIZEC PROPERTIES, INC.


Dated:  April 4, 2002         By:   /s/ Gregory Hanson
                                    ---------------------------------------
                                    Name:     Gregory Hanson
                                    Title:    Executive Vice President and
                                              Chief Financial Officer






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